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                                                                Exhibit 10.8
                           Northstar Guarantee Inc.
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                                                                LENDER AGREEMENT
                                                  FOR GUARANTEE OF STUDENT LOANS
                                                        WITH FEDERAL REINSURANCE
                                               (for loans pursuant to the Higher
                                             Education Act of 1965, as amended;)

WHEREAS     First Bank National Assoc. as Trustee for Education Loans, Inc.
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            CORPORATE NAME

Located at
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            STREET ADDRESS                CITY     STATE                 ZIP

hereinafter referred to as the "Lender," wishes to be able to secure the guarantee of loans made to students pursuing educational programs at eligible institutions (as defined in the Act), and to parents of such students, pursuant to the Higher Education Act of 1965, as amended (hereinafter referred to as the "Act"), and

WHEREAS Lender represents that it is an "eligible lender" under the provisions of the Act, the regulations issued under the Act (the "Regulations"), and the Rules and Regulations and Policies (the "Rules") of Northstar Guarantee Inc., hereinafter referred to as "Northstar," and

WHEREAS Northstar, relying upon Lender's representation that it qualifies as an eligible lender under the provisions of the Act, the Regulations and the Rules of Northstar and wishes to encourage the making of such loans by the Lender in accordance with the policy expressed in the Act,

NOW THEREFORE, it is mutually agreed that:

1. Within such limits as may be set by it, Northstar shall guarantee the full amount of all loans made by the Lender which are eligible for such guarantee under the Act, the Regulations and the Rules of Northstar, which Act, Regulations and Rules as they may be from time to time amended are made part of this Agreement.

2. Northstar agrees to acquire eligible loans made by the Lender provided that such loans are in default (as defined by the Act, Regulations and the Rules); the Lender has made the loan in accordance with the Act, Regulations and Rules; the Lender has requested preclaim assistance from Northstar as required by the Rules of Northstar; the Lender has otherwise exercised due diligence (within the meaning of the Act, Regulation and Rules) in the making, servicing, and collection of such bans; and title to the loan note has been subrogated to Northstar by the Lender.

3. On all loans guaranteed, Northstar agrees to obtain maximum reinsurance by means of an agreement with the Federal Government pursuant to the Act and such an agreement is now in force between Northstar and the Federal Government.

4. Northstar agrees to take appropriate steps to assure that adequate sums are always available to it so that it will be able to assure acquisition of loans in default, which steps shall include but not be limited to regular contributions to its Reserve Fund (hereinafter defined) from guarantee fees. In this connection Northstar has established a reserve fund ("Reserve Fund") as required by the Regulations and agrees to maintain such Reserve Fund in accordance with the Regulations. Northstar shall make the required deposits of its funds to the Reserve Fund it has established in accordance with the Regulations and it will not use the funds in its Reserve Fund except in accordance with the Regulations.

5. The Lender agrees to collect the guarantee fee, if any, prescribed by Northstar from the borrower and to remit such fee to Northstar.


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6.   Northstar and the Lender agree that the guarantee on any ban shall be effective for the term of the loan determined in accordance with the Act, Regulations and Rules beginning on the date of receipt by Northstar of the guarantee fee, if any is required, or, if no fee is required, beginning on the date of disbursement by the Lender.

7. In making loans under the Act, the Lender will undertake to secure such reductions in borrowers' obligations to pay interest on bans made by the Lender as they may be eligible to receive under the Act and Regulations. The Lender further agrees to comply with all applicable Federal and State laws in addition to the Act and the Regulations.

8. The Lender shall cause to be maintained for all loans guaranteed a system of records and accounts, and shall make provision for access thereto, and shall furnish or cause to be furnished such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and Northstar, under the Act, Regulations and Rules. For loans paid in full or otherwise discharged, the records shall be retained by or on behalf of the Lender as required by the Act, Regulations and Rules.

9. Northstar shall guarantee loans without regard to sex, age, race, color, religion, handicapped status, income, national origin or any other basis prohibited by applicable law and the Lender will not discriminate in the making of loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

10. This Agreement may be terminated by either party upon sixty (60) days written notice to the other party. The termination notice shall specify a termination date which shall not be sooner than sixty-five (65) days after the mailing of the termination notice. Northstar may, in addition and at its option, terminate, suspend or limit this Agreement in any other manner provided for by Northstar's Rules. Any termination, limitation or suspension of this Agreement shall not affect the guarantee with respect to loans guaranteed prior to the date of such termination, limitation or suspension.

Addendum attached.

IN WITNESS WHEREOF, the Lender and Northstar have caused this Agreement to be duly executed and delivered this 15 day July, 1997.

       LENDER:

First Bank National Association as Trustee for Education Loans, Inc.
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LENDER (Corporate Name)

/s/ Beth A. Dinndorf                 7/15/97
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By                                 SIGNATURE DATE

x Beth A. Dinndorf                 ITS Senior Vice Pres.
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PRINTED NAME

41-0417860                              8333405
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LENDER'S FEDERAL TAX ID NUMBER     LENDER NUMBER (TO BE ASSIGNED)


     GUARANTOR:

NORTHSTAR GUARANTEE INC.


/s/ James M. Wolfe                   7/10/97
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BY                                 SIGNATURE DATE

James M. Wolfe Its Chief Financial Officer